ANNUAL SHAREHOLDERS’ MEETING May 21, 2019 1

REMINDER: If you have not yet voted your shares, please do so now by visiting the Judge of Election table at the side of the room. 2

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, which have been filed with the Securities and Exchange Commission (the “SEC”) and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the SEC’s website (www.sec.gov) and in the Corporation’s subsequent filings with the SEC. The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 3

RULES OF CONDUCT FOR TODAY’S MEETING • Large bags, cameras, cell phones, recording devices and other electronic devices are not permitted at, or to be used during, the meeting. • The display of placards and/or signs is prohibited. • Questions from shareholders should be directed to the Chairman of the meeting during the Question and Answer (Q&A) period. • During the Q&A period, shareholders will be asked to state their name prior to asking a question. • During the Q&A period, please limit yourself to one question to give other shareholders the opportunity to speak. • Fulton’s Chairman of the Board and CEO shall preside as Chairman of the meeting and retain sole authority to make determinations with respect to the rules of conduct of the meeting. • Individuals who fail to comply with these rules of conduct, disrupt or otherwise impede the orderly conduct of the meeting may be asked to immediately leave the meeting. 4

Phil Wenger, Chairman and CEO WELCOME AND OPENING REMARKS 5

TODAY’S AGENDA • Business Meeting • Proposals: • Election of Directors • Directors’ Equity Participation Plan • Say on Pay Resolution • Ratification of appointment of KPMG, LLC as Fulton’s independent auditor • Introductions • Results of Voting • Conclusion of Business Meeting • Management Presentation • Questions and Answers 6

BOARD OF DIRECTORS 7

BOARD OF DIRECTORS – NEW NOMINEE Jennifer Craighead Carey 8

BOARD OF DIRECTORS – NEW NOMINEE Steven Etter 9

BOARD OF DIRECTORS – NEW NOMINEE Carlos Graupera 10

BOARD OF DIRECTORS – NEW NOMINEE Curt Myers 11

BOARD OF DIRECTORS Lisa Crutchfield 12

BOARD OF DIRECTORS Denise Devine 13

BOARD OF DIRECTORS Pat Freer 14

BOARD OF DIRECTORS George Hodges 15

BOARD OF DIRECTORS Rob Moxley 16

BOARD OF DIRECTORS Scott Snyder 17

BOARD OF DIRECTORS Ron Spair 18

BOARD OF DIRECTORS Mark Strauss 19

BOARD OF DIRECTORS Ernie Waters 20

BOARD OF DIRECTORS – RETIRING AT ANNUAL MEETING Al Morrison 21

BOARD OF DIRECTORS – RETIRING AT ANNUAL MEETING Scott Smith 22

SENIOR MANAGEMENT 23

SENIOR MANAGEMENT Curt Myers 24

SENIOR MANAGEMENT Dave Campbell 25

SENIOR MANAGEMENT Betsy Chivinski 26

SENIOR MANAGEMENT Mark McCollom 27

SENIOR MANAGEMENT Meg Mueller 28

SENIOR MANAGEMENT Angie Sargent 29

SENIOR MANAGEMENT Angela Snyder 30

SENIOR MANAGEMENT Dan Stolzer 31

SENIOR MANAGEMENT Bernadette Taylor 32

REPORT OF THE JUDGE OF ELECTION 33

ANNUAL SHAREHOLDERS’ MEETING May 21, 2019 34

Phil Wenger, Chairman and CEO A LOOK BACK AND A LOOK AHEAD 35

CORPORATE FOOTPRINT 36

BASIC FACTS (AT 3/31/19) Banking offices: 230 Asset size: $21.0 billion Team members: ~3,600 Shares outstanding: 169.9 million Market capitalization: $2.6 billion Book value per share: $13.54 Tangible book value per share*: $10.39 *Non-GAAP based financial measure. For a reconciliation to the most comparable GAAP measure, please refer to the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 37

FINANCIAL PERFORMANCE 38

2018 HIGHLIGHTS(1)  Record year of revenues and net income  Average loan growth of 3.8%  Average demand and savings deposit growth of 2.6%  Pre-provision net revenue(2) increased 12.2%  Efficiency ratio(2) improved to 63.8% (1) Comparisons are to 2017 (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. 39

RETURN ON AVERAGE ASSETS, TANGIBLE EQUITY & AVERAGE EQUITY Return on Average Assets Return on Tangible Equity Return on Average Equity 1.40% 1.33% 16.26% 12.0% 11.42% 16.0% 1.20% 14.0% 10.0% 9.24% 1.18% 14.68% 1.00% 1.03% 12.0% 12.09% 8.0% 8.91% 0.80% 10.0% 0.60% 8.0% 6.0% 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 FULT Peer^ Top 50* FULT Peer^ Top 50* FULT Peer^ Top 50* Note: Return an average assets determined by dividing net income for the period indicated by average assets. Return on average equity determined by dividing net income for the period indicated by average shareholders’ equity. Return an tangible equity is a non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. None of these ratios have been adjusted for the $15.6 million tax charge taken during the fourth quarter of 2017 due to the re-measurement of net deferred tax assets. ˄ See “Appendix” for listing of 2018 Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31, 2018. Excludes credit card companies. Source: SNL Financial LC 40

AVERAGE LOAN AND AVERAGE DEPOSIT GROWTH Average Loan Growth Average Deposit Growth 13.0% 13.0% 11.0% 11.0% 9.0% 7.1% 9.0% 7.0% 7.0% 6.4% 5.3% 5.0% 5.0% 3.6% 3.8% 3.0% 3.0% 2.3% 1.0% 1.0% -1.0% -1.0% 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 FULT Peer^ Top 50* FULT Peer^ Top 50* Note: 2014 through 2018 represents December year-over-year change in average loans and average deposits ˄ See “Appendix” for listing of 2018 Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31, 2018. Excludes credit card companies. Source: SNL Financial LC 41

NON-PERFORMING LOANS (NPLS) & NPLS TO LOANS ($ IN MILLIONS, AS OF DECEMBER 31 OF THE INDICATED YEARS) $175.0 3.00% $150.0 $138.5 $144.8 $139.7 $131.6 $134.8 2.50% $125.0 2.00% $100.0 1.50% $75.0 1.00% $50.0 1.06% 1.05% 0.90% 0.86% $25.0 0.85% 0.50% $- 0.00% 2014 2015 2016 2017 2018 NPLs NPLs/Loans Note: NPLs consist of nonaccrual loans and accruing loans 90 days or more past due. 42

PROVISION FOR CREDIT LOSSES ($ IN MILLIONS) $50.0 $46.9 $40.0 $30.0 $23.3 $20.0 $12.5 $13.2 $10.0 $2.3 $- 2014 2015 2016 2017 2018 43

NET INTEREST MARGIN 4.0% 3.8% 3.6% 3.57% 3.4% 3.40% 3.38% 3.2% 3.0% 2014 2015 2016 2017 2018 FULT Peer^ Top 50* Note: Fully-taxable equivalent. ˄ See “Appendix” for listing of 2018 Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2018. Excludes credit card companies. Source: SNL Financial LC 44

EFFICIENCY RATIO 70.0% 68.0% 66.0% 64.0% 63.8% 62.0% 60.0% 58.0% 58.0% 56.0% 56.8% 54.0% 2014 2015 2016 2017 2018 FULT Peer^ Top 50* Note: The efficiency ratio is a non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. ˄ See “Appendix” for listing of 2018 Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31, 2018. Excludes credit card companies. Source: SNL Financial LC 45

CAPITAL STRENGTH Regulatory Capital Ratios & TCE Ratio 16.0% 14.7% 13.2% 13.2% 13.0% 12.7% 12.3% 12.0% 10.2% 10.4% 10.4% 10.2% 8.8% 8.7% 8.7% 8.6% 8.5% 8.0% 4.0% 0.0% 2014 2015 2016 2017 2018 Total Risk-Based Capital Ratio Tier 1 Risk-Based Capital Ratio TCE Ratio (1) (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. 46

CAPITAL DEPLOYMENT 2018: • Increased quarterly cash dividend by $0.01 to $0.12 • Paid a $0.04 special dividend in 4th quarter March 2019: • Increased quarterly cash dividend by $0.01 to $0.13 47

A SUSTAINABLE PAYOUT CAGR (2) = 11.2% Cash Dividend Per Common Share & Yield $0.55 $0.52 4.5% $0.47 $0.50 4.0% $0.45 $0.41 $0.38 3.5% $0.40 $0.34 3.36% 3.0% $0.35 $0.30 2.92% 2.5% 2.75% 2.63% $0.25 2.18% 2.0% $0.20 1.5% $0.15 1.0% $0.10 $0.05 0.5% $0.00 0.0% 2014 2015 2016 2017 2018 Cash Dividend Yield (1) (1) Dividends declared per share divided by period-end stock price. (2) Compounded annual growth rate from 2014 to 2018. 48

SHARE REPURCHASE PROGRAMS • During 2018, repurchased 6.0 million shares • $11.3 million remained available under existing program at December 31, 2018 • In March 2019, the board of directors approved an additional $100 million share-repurchase program 49

1ST QUARTER 2019 PERFORMANCE • Diluted earnings per share: $0.33 • Unchanged linked quarter • 17.9% increase year over year • Return on assets: 1.11% • Return on equity: 10.15% • Return on tangible equity(1): 13.28% • Average loans increased 3.4% year over year • Average demand and savings deposits increased 4.6% year over year • Net interest margin improved linked quarter and year over year • Most credit metrics were stable to improving (1) Non-GAAP-based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. 50

FULTON FINANCIAL STOCK PERFORMANCE AND ANALYSTS’ RECOMMENDATIONS 51

STOCK PERFORMANCE Stock Price Change FULT Peer (1) Large Banks (2) December 31, 2015 – 18.99% 14.04% 17.80% December 31, 2018 December 31, 2017 – -13.52% -15.53% -18.08% December 31, 2018 (1) See “Appendix” for listing of 2018 Peer Group banks (2) Price change of Large Banks, which consist of: Bank of America Corporation, BB&T Corporation, Citigroup, Inc., Fifth Third Bancorp, JPMorgan Chase & Co., KeyCorp, M&T Bank Corporation, PNC Financial Services Group, Inc., SunTrust Banks Inc., U.S. Bancorp, and Wells Fargo & Company. Source: S&P Global Market Intelligence 52

ANALYSTS’ RECOMMENDATIONS (AS OF 5/3/19) • Barclays Capital, Inc. Overweight • Boenning & Scattergood, Inc. Neutral • D.A. Davidson & Co. Neutral • Hovde Group, LLC Market Perform • Jefferies LLC Hold • Keefe, Bruyette & Woods, Inc. Market Perform • Alden Securities Neutral • Piper Jaffray & Co. Neutral • Raymond James & Associates, Inc. Market Perform • Sandler O’Neill & Partners, L.P. Hold • Stephens, Inc. Equal-Weight Hold =Neutral =Market Perform=Equal-Weight Overweight=Buy=Outperform 53

THE STORY BEHIND THE NUMBERS 54

KEY GOALS AND OBJECTIVES: • Growing Your Company • Achieving Operational Excellence • Sustaining and Scaling Effective Risk Management and Compliance Activities 55

GROWING YOUR COMPANY Key priority 56

MARKET EXPANSION – PHILADELPHIA & BALTIMORE 57

CHANGING CUSTOMER BEHAVIOR AND PREFERENCES 58

FULTON FORWARDTM – AREAS OF FOCUS Affordable Housing & Home Ownership Job Training & Workforce Development Financial Education & Economic Empowerment Diversity & Inclusion 59

ACHIEVING OPERATIONAL EXCELLENCE Key priority 60

(Post-Charter Consolidation) 61

PROGRESS IS BEING MADE As of today’s meeting, we’ve consolidated the following three subsidiaries into Fulton Bank, N.A.: 62

DEPLOYING TECHNOLOGY TO IMPROVE EFFICIENCY 63

RISK & COMPLIANCE Key priority 64

THANK YOU! May 21, 2019 65

QUESTIONS & ANSWERS May 21, 2019 66

ANNUAL SHAREHOLDERS’ MEETING May 21, 2019 67

APPENDIX 68

NON-GAAP RECONCILIATION

FULTON FINANCIAL
CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Year Ended December 31,				
	2018	2017	2016	2015	2014
	(dollars in thousands)				
Efficiency ratio					
Non-interest expense	$ 546,104	$ 525,579	$ 489,519	$ 480,160	$ 459,246
Less: Intangible amortization	-	-	-	(247)	(1,259)
Less: Loss on redemption of trust preferred securities	-	-	-	(5,626)	-
Less: Amortization of tax credit investments	(11,449)	(11,028)	-	-	-
Numerator	$ 534,655	$ 514,551	$ 489,519	$ 474,287	$ 457,987
Net interest income (fully taxable equivalent)	$ 642,577	$ 598,565	$ 541,271	$ 518,464	$ 532,322
Plus: Total Non-interest income	195,525	207,974	190,178	181,839	167,379
Less: Investment securities (gains) losses	(37)	(9,071)	(2,550)	(9,066)	(2,041)
Denominator	$ 838,065	$ 797,468	$ 728,899	$ 691,237	$ 697,660
Efficiency ratio	63.8%	64.5%	67.2%	68.6%	65.6%

	Three Months Ended March 31, 2019	Year Ended Dec 31,				
		2018	2017	2016	2015	2014
		(dollars in thousands)				
Return on Tangible Equity						
Net income	$ 56,663	$ 208,393	$ 171,753	$ 161,625	$ 149,502	$ 157,894
Plus: Intangible amortization, net of tax	85	-	-	-	161	818
Numerator	$ 56,748	$ 208,393	$ 171,753	$ 161,625	$ 149,663	$ 158,712
Average shareholders' equity	$ 2,265,097	$ 2,255,764	$ 2,193,863	$ 2,100,634	$ 2,026,883	$ 2,071,640
Less: Average goodwill and intangible assets	(531,767)	(531,556)	(531,556)	(531,556)	(531,618)	(532,425)
Average tangible shareholders' equity (denominator)	$ 1,733,330	$ 1,724,208	$ 1,662,307	$ 1,569,078	$ 1,495,265	$ 1,539,215
Return on average common shareholders' equity (tangible), annualized	13.28%	12.09%	10.33%	10.30%	10.01%	10.31%

69

NON-GAAP RECONCILIATION (CONTINUED) Year Ended Dec 31, 2 0 18 2 0 17 2 0 16 2 0 15 2 0 14 (dollars in thousands) Tangible Common Equity to Tangible Assets (TCE Ratio) Shareholders' equity $ 2,247,573 $ 2,229,857 $ 2,121,115 $ 2,041,894 $ 1,996,665 Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,803) Tangible shareholders' equity (numerator) $ 1,716,017 $ 1,698,301 $ 1,589,559 $ 1,510,338 $ 1,464,862 Total assets $ 20,682,152 $ 20,036,905 $ 18,944,247 $ 17,914,718 $ 17,124,767 Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,803) Total tangible assets (denominator) $ 20,150,596 $ 19,505,349 $ 18,412,691 $ 17,383,162 $ 16,592,964 Tangible Common Equity to Tangible Assets 8 .52% 8 .71% 8 .6 3% 8 .6 9% 8 .8 3 % Year Ended Dec 31, M ar 3 1, 2 0 18 2 0 17 2 0 19 (dollars in thousands) (dollars in thousands) Pre-Provision Net Revenue Tangible Book Value per Share Net interest income $ 630,456 $ 575,364 Shareholder's equity $ 2,301,019 Non-interest income 195,525 207,974 Less: Goodwill and intangible assets (535,356) Less: Investment securities gains (37) (9,071) Tangible shareholder's equity (numerator) 1,765,663 Total Revenue 825,944 774,267 Total Non-interest expense 546,104 525,579 Shares outstanding, end of period (denominator) 169,923 Less: Amortization of tax credit investments (11,449) (11,028) Total non-interest expense 534,655 514,551 Pre-Provision Net Revenue $ 291,289 $ 259,716 Shareholder's equity (tangible), per share $ 10.39 70

2018 PEER GROUP(1) BancorpSouth Bank TCF Financial Corporation Commerce Bancshares, Inc. Trustmark Corporation First Midwest Bancorp, Inc. UMB Financial Corporation F.N.B. Corporation Umpqua Holdings Corporation Hancock Whitney Corporation Union Bankshares Corporation IBERIABANK Corporation United Bankshares, Inc. Investors Bancorp, Inc. United Community Banks, Inc. Northwest Bancshares, Inc. Valley National Bancorp Old National Bancorp Webster Financial Corporation Prosperity Bancshares, Inc. Wintrust Financial Corporation Provident Financial Services, Inc. (1) Fulton’s Peer Group as of December 31, 2018; MB Financial, Inc. was removed from the Peer Group following the announcement of its acquisition by Fifth Third Bancorp. Peer comparisons for all historical periods included within this presentation have been updated based on the above Peer Group for all periods presented. For Fulton’s 2019 Peer Group comparisons, refer to slide 72. 71

2019 PEER GROUP(1) BancorpSouth Bank Provident Financial Services, Inc. Commerce Bancshares, Inc. Trustmark Corporation First Midwest Bancorp, Inc. UMB Financial Corporation F.N.B. Corporation Umpqua Holdings Corporation Hancock Whitney Corporation Union Bankshares Corporation IBERIABANK Corporation United Bankshares, Inc. Investors Bancorp, Inc. United Community Banks, Inc. Northwest Bancshares, Inc. Valley National Bancorp Old National Bancorp Webster Financial Corporation Prosperity Bancshares, Inc. Wintrust Financial Corporation (1) Fulton’s Peer group for 2019. TCF Financial was removed from the Peer group for 2019. 72